SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                               DWS Balanced Fund


Effective on or about December 19, 2007, the fund's investment advisor will add an equity component to the fund's current global tactical asset allocation strategy (iGAP). Accordingly, the following replaces similar disclosure in "The Fund's Main Investment Strategy" section of the prospectuses.

iGAP Strategy. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's other securities holdings.

Because the iGAP strategy relies primarily on futures contracts, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments may range up to 100% of the assets of the fund (assuming the maximum allocation to the iGAP strategy).

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

December 17, 2007
DBF-3601

The following supplements "The Main Risks of Investing in the Fund" section of the prospectuses.

iGAP Risk. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

The following portfolio manager has been added to the existing portfolio management team as listed in the "Portfolio management" subsection of the "Who Manages and Oversees the Fund" section of the prospectuses.

  Matthias Knerr, CFA
  Managing Director, Deutsche Asset Management and Portfolio Manager of the fund.

    o Joined Deutsche Asset Management in 1995 as a member of the International Equity team, serving as portfolio manager and investment analyst, and joined the fund in 2007.

    o Senior portfolio manager for International Select Equity and International Equity Strategies: New York.

    o Previously served as portfolio manager for the Deutsche European Equity Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.

    o BS, Pennsylvania State University.

Subadvisor. Upon shareholder approval of a proposed sub-advisory agreement (the "Sub-Advisory Agreement"), between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Asset Management International GmbH ("DeAMi"), DeAMi will be the subadvisor to the fund responsible for the portfolio management for a portion of the large cap value allocation of the fund. The Sub-Advisory Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the first quarter of 2008. Sub-advisory fees payable under the Sub-Advisory Agreement will be paid by DIMA and will have no effect on investment management fees paid by the fund to DIMA pursuant to the investment management agreement.



December 17, 2007
DBF-3601

The following information supplements existing information in "The investment advisor" section of the prospectuses upon shareholder approval of the Sub-Advisory Agreement.

Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, 60327, will be a subadvisor for the fund upon shareholder approval of the Sub-Advisory Agreement. DeAMi will render investment advisory and management services for a portion of the large cap value allocation of the fund. DeAMi is an investment advisor registered with the US Securities and Exchange Commission and currently manages over $40 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA will compensate DeAMi out of the management fee it receives from the fund.

Upon shareholder approval of the Sub-Advisory Agreement, the following portfolio manager will be added to the existing portfolio management team as listed in the "Portfolio management" subsection of the "Who Manages and Oversees the Fund" section of the prospectuses.

  Thomas Schuessler, PhD
  Director of Deutsche Asset Management and Portfolio Manager of the fund.

    o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

    o US and Global Fund Management: Frankfurt.

    o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

December 17, 2007
DBF-3601

The following information replaces similar disclosure in the "Who Manages and Oversees the Fund" section of the prospectuses.

The fund's shareholder report for the year ended October 31, 2007 contains a discussion regarding the basis for the Board of Trustees' approval of the fund's investment management agreement (see "Shareholder reports" on the back cover). A discussion regarding the Board's consideration of the Sub-Advisory Agreement for the fund will be included in the fund's semiannual report for the period ended March 31, 2008.



























               Please Retain This Supplement for Future Reference



December 17, 2007
DBF-3601